[ ] SHARES

                     FIRST TRUST MLP AND ENERGY INCOME FUND

        COMMON SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE

                             UNDERWRITING AGREEMENT

November 27, 2012

                                                          November 27, 2012




Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.

c/o Morgan Stanley & Co. LLC
     1585 Broadway
     New York, New York 10036

     Citigroup Global Markets Inc.
     388 Greenwich Street
     New York, New York 10013

Ladies and Gentlemen:

      First Trust MLP and Energy Income Fund, an unincorporated business trust organized under the laws of the State of Massachusetts (the "FUND"), is a newly organized, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT"). The Fund proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "UNDERWRITERS") [ ] shares of its common shares of beneficial interest, par value $0.01 per share (the "FIRM SHARES"). The Fund also proposes to issue and sell to the several Underwriters not more than an additional [ ] shares of its common shares of beneficial interest, par value $0.01 per share (the "ADDITIONAL SHARES") if and to the extent that you, as managers of the offering (the "REPRESENTATIVES"), shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The common shares of beneficial interest, par value $0.01 per share of the Fund to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON SHARES."

      First Trust Advisors L.P. (the "ADVISER") acts as the Fund's investment adviser pursuant to an Investment Management Agreement between the Adviser and the Fund (the "INVESTMENT ADVISORY AGREEMENT"). Energy Income Partners, LLC (the "SUB-ADVISER" and, together with the Adviser, the "INVESTMENT ADVISERS") acts as the Fund's sub-adviser pursuant to a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Fund (the "SUB-ADVISORY AGREEMENT").

      The Fund has filed with the Securities and Exchange Commission (the "COMMISSION") a notification on Form N-8A (the "NOTIFICATION") of registration of the Fund as an investment company and a registration statement on Form N-2, including a prospectus and a statement of additional information incorporated by reference in the prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of Shares and filed with the Commission in accordance with Rule 497 of the Securities Act, including the statement of additional information incorporated therein by reference, is hereinafter referred to as the "PROSPECTUS." If the Fund has filed an abbreviated registration statement to register additional Common Shares pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement. The Investment Company Act and the Securities Act are hereinafter referred to collectively as the "ACTS," the Investment Advisers Act of 1940, as amended, is hereinafter referred to as the "ADVISERS ACT" and the rules and regulations of the Commission under the Acts, the Advisers Act and under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") are hereinafter referred to collectively as the "RULES AND REGULATIONS."

      For purposes of this Agreement, "OMITTING PROSPECTUS" means any advertisement used in the public offering of the Shares pursuant to Rule 482 of the Rules and Regulations ("RULE 482") and "TIME OF SALE PROSPECTUS" means the preliminary prospectus, dated October 23, 2012, including the statement of additional information incorporated therein by reference, together with the pricing information as set forth in Schedule III. As used herein, the terms "Registration Statement," "preliminary prospectus," "Time of Sale Prospectus" and "Prospectus" shall include the documents, if any, incorporated by reference therein, including the statement of additional information.

        1. Representations and Warranties of the Fund and the Investment Advisers. The Fund and the Investment Advisers, jointly and severally, represent and warrant to and agree with each of the Underwriters as of the date hereof, as of the Applicable Time referred to in Section 1(b)(i) hereof, as of the Closing Date referred to in Section 5 hereof, and as of each Option Closing Date (if any) referred to in Section 3 hereof, that:

                (a) The Fund meets the requirements for the use of Form N-2 under the Acts. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Fund or the Investment Advisers, threatened by the Commission.

                (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Acts and the applicable Rules and Regulations thereunder, (iii) the Time of Sale Prospectus and any amendments or supplements thereto do not as of the Applicable Time (as defined below), and at the time of each sale of the Shares thereafter in connection with the offering when the Prospectus is not yet available to prospective purchasers did not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Fund in writing by such Underwriter through you expressly for use therein.

                As used in this subsection and elsewhere in this Agreement, "Applicable Time" means [6:00] P.M. (Eastern Time) on November 27, 2012 or such other time as agreed to by the Fund and Morgan Stanley & Co. LLC.

                (c) The Fund has been duly formed, is validly existing as a business trust in good standing under the laws of the Commonwealth of Massachusetts, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (i) could not reasonably be expected to have a material adverse effect on the Fund's performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business, operations or properties of the Fund, whether or not arising from transactions in the ordinary course of business ("FUND MATERIAL ADVERSE EFFECT"). The Fund has no subsidiaries.

                (d) The Fund is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the Fund's knowledge or Investment Advisers' knowledge, threatened by the Commission. No person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Advisers Act. Except as otherwise disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no trustee of the Fund is an "interested person" of the Fund or an "affiliated person" of any Underwriter (each as defined in the Investment Company Act).

                (e) Each of this Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreement, the Administration and Accounting Services Agreement between BNY Mellon Investment Servicing (US) Inc., as administrator, and the Fund (the "SERVICE AGREEMENT"), the Custodian Services Agreement between The Bank of New York Mellon (the "CUSTODIAN") and the Fund (the "CUSTODIAN AGREEMENT") and the Transfer Agency and Service Agreement between BNY Mellon Investment Servicing (US) Inc. (the "TRANSFER AGENT") and the Fund (the "TRANSFER AGENCY AGREEMENT") (this Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreement, the Service Agreement, the Custodian Agreement and the Transfer Agency Agreement being referred to herein collectively as the "FUNDAMENTAL AGREEMENTS") has been duly authorized, executed and delivered by the Fund and complies in all material respects with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. The Fund has adopted the Dividend Reinvestment Plan (the "PLAN"). Each Fundamental Agreement, other than this Agreement, and the Plan is a valid and binding agreement of the Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and equitable principles of general applicability.

                (f) None of (A) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, each Fundamental Agreement or the adoption by the Fund of the Plan, or (B) the issue and sale by the Fund of the Shares as contemplated by this Agreement contravenes or will contravene any provision of applicable law or Declaration of Trust, as amended to the date hereof (the "DECLARATION") or by-laws of the Fund or any agreement or other instrument binding upon the Fund that is material to the Fund, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Fund, whether foreign or domestic. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by the Fund of its obligations under the Fundamental Agreements or the Plan, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act, or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares.

                (g) The authorized capital stock of the Fund conforms in all material respects to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus, and the Declaration and by-laws of the Fund, the Fundamental Agreements and the Plan conform in all material respects to the descriptions thereof contained in each of the Time of Sale Prospectus and the Prospectus.

                (h) The Declaration and by-laws of the Fund, the Fundamental Agreements and the Plan comply in all material respects with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations, and all approvals of such documents required under the Investment Company Act by the Fund's shareholders and Board of Trustees have been obtained and are in full force and effect.

                (i) The Fundamental Agreements (other than this Agreement) and the Plan are in full force and effect and neither the Fund nor, to the Fund's or the Investment Advisers' knowledge, any other party to any such agreement is in default thereunder, and no event has occurred which with the passage of time or the giving of notice or both would constitute a default by the Fund thereunder. The Fund is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected.

                (j) The Common Shares outstanding prior to the issuance of the Shares have been duly authorized and are validly issued, fully paid and non-assessable, except that, as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for obligations of the Fund. The Common Shares and preferred shares, if any, outstanding prior to the issuance of the Shares are not entitled to preemptive or other similar rights.

                (k) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, except that, as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for obligations of the Fund. The Shares are not entitled to preemptive or other similar rights.

                (l) The Shares and any Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance. The Fund's Registration Statement on Form 8-A under the Exchange Act is effective.

                 (m) Each Omitting Prospectus (i) complies with the requirements of Rule 482, (ii) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading, (iii) complied and will comply in all material respects with the Acts, the Rules and Regulations and the rules and regulations of the Financial Industry Regulatory Authority, Inc. ("FINRA") and (iv) if required, has been duly filed with FINRA and FINRA has issued no objections with respect thereto. Except for the Omitting Prospectuses identified on Schedule II hereto, the Fund has not prepared, used or referred to and will not, without your prior written consent, prepare, use or refer to any prospectus or other advertising material in reliance upon Rule 482.

                (n) [Reserved]

                (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties or operations of the Fund from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

                (p) There are no legal or governmental proceedings pending or, to the knowledge of the Fund or the Investment Advisers, threatened to which the Fund is a party or to which any of the properties of the Fund is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and the Prospectus and proceedings that would not have a Fund Material Adverse Effect, or impact the power or ability of the Fund to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                (q) The Fund has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Time of Sale Prospectus and the Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a Fund Material Adverse Effect.

                (r) Each preliminary prospectus (including the statement of additional information incorporated therein by reference) filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the Securities Act, complied when so filed in all material respects with the Acts and the applicable Rules and Regulations.

                (s) The statement of assets and liabilities included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes, presents fairly, in all material respects, the financial position of the Fund as of the date indicated and said statement has been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial and statistical information and data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately derived from such financial statements and the books and records of the Fund. Deloitte and Touche LLP, whose report appears in the Time of Sale Prospectus and the Prospectus and who has certified the financial statements and supporting schedules, if any, included in the Registration Statement, is an independent registered public accounting firm as required by the Acts and the applicable Rules and Regulations.

                (t) There are no material restrictions, limitations or regulations with respect to the ability of the Fund to invest its assets as described in the Time of Sale Prospectus and the Prospectus, other than as described therein.

                (u) All advertisements authorized by the Fund for use in the offering of the Shares complied and will comply in all material respects with the requirements of the Acts, the applicable Rules and Regulations and the rules and regulations of FINRA and there are no such advertisements other than (i) the Omitting Prospectuses identified in
      Schedule II hereto and (ii) any advertisement that complies with Rule 135a of the Rules and Regulations and that you have approved in writing.

                (v) There are no contracts, agreements or understandings between the Fund and any person granting such person the right to require the Fund to file a registration statement under the Securities Act with respect to any securities of the Fund or to require the Fund to include such securities with the Shares registered pursuant to the Registration Statement.

                (w) The expense summary information set forth in the Time of Sale Prospectus and the Prospectus under the caption "Summary of Fund Expenses" has been prepared in accordance with the requirements of Form N-2 and any fee projections or estimates, if applicable, are reasonably based and attainable.

                (x) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Fund has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction; (ii) the Fund has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than, in the event this representation and warranty is made after the Closing Date, ordinary and customary dividends declared and payable after the Closing
      Date); and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Fund except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

                (y) The Fund owns or possesses, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business now operated by it, and the Fund has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Fund Material Adverse Effect.

                 (z) The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Time of Sale Prospectus and the Prospectus, since the date of the Fund's most recent audited financial statements included or incorporated by reference in the Prospectus, there has been (i) no material weakness in the Fund's internal control over financial reporting (whether or not remediated) and (ii) no change in the Fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting. The Fund maintains "disclosure controls and procedures" (as such term is defined in Rule 30a-3 under the Investment Company Act) and such disclosure controls and procedures are effective as required by the Investment Company Act and the applicable Rules and Regulations.

                 (aa) Neither the Fund nor any employee nor agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention is of a character required to be disclosed in the Time of Sale Prospectus, the Prospectus or the Registration Statement.

                 (bb) BNY Mellon Investment Servicing (US) Inc. is duly enrolled as a participant in the Fast Automated Transfer Program (FAST) of The Depository Trust Company ("DTC").

                 (cc) The Fund does not own any real property and the Fund does not hold under lease any real property or buildings.

                 (dd) Neither the Fund nor any of its subsidiaries or affiliates, any trustee, officer, or employee, nor, to the Fund's knowledge, any agent or representative of the Fund or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any "government official" (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Fund and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

                 (ee) There is and has been no failure on the part of the Fund or any of the Fund's trustees or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith applicable to them.

                 (ff) The operations of the Fund and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Fund conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "ANTI-MONEY LAUNDERING LAWS"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Fund or the Investment Advisers, threatened.

                 (gg) (i) Neither the Fund nor any trustee, officer, or employee thereof, nor, to the Fund's knowledge, any agent, affiliate or representative of the Fund, is an individual or entity ("PERSON") that is, or is owned or controlled by a Person that is:

                               (A) the subject of any sanctions administered or
                    enforced by the U.S. Department of Treasury's Office of Foreign Assets Control ("OFAC"), the United

                    Nations Security Council ("UNSC"), the European Union ("EU"), Her Majesty's Treasury ("HMT"), or other relevant sanctions authority (collectively, "SANCTIONS"), or

                               (B) located, organized or resident in a country
                    or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

                     (ii) The Fund will not, directly or indirectly, use the
             proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

                                (A) to fund or facilitate any activities or
                    business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

                               (B) in any other manner that will result in a
                    violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

                       (iii) For the past 5 years, the Fund has not knowingly
             engaged in, is not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

        2. Representations and Warranties of the Investment Advisers. Each Investment Adviser, severally and not jointly and with respect to itself only, represents and warrants to and agrees with each of the Underwriters as of the date hereof, as of the Applicable Time, as of the Closing Date referred to in
Section 5 hereof, and as of each Option Closing Date (if any) referred to in
Section 3 hereof, that:

                (a) Such Investment Adviser has been duly organized, is validly existing as a limited partnership, in the case of the Adviser, and as a limited liability company, in the case of the Sub-Adviser, each in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing (i) could not reasonably be expected to have a material adverse effect on such Investment Adviser's performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business, operations or properties of such Investment Adviser, whether or not arising from transactions in the ordinary course of business ("INVESTMENT ADVISER MATERIAL ADVERSE EFFECT"). Such Investment Adviser has no subsidiaries.

                (b) Such Investment Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Advisory Agreement as an investment adviser to the Fund as contemplated by the Time of Sale Prospectus and the Prospectus, in the case of the Adviser, or from acting as the sub-adviser under the Sub-Advisory Agreement, in the case of the Sub-Adviser, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of such Investment Adviser, threatened by the Commission.

                (c) Each of this Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreement, the Structuring Fee Agreement and the Syndication Fee Agreement by and among the Adviser, the Sub-Adviser and Morgan Stanley & Co. LLC (the "MORGAN STANLEY FEE AGREEMENTS"), the Structuring Fee Agreement by and among the Adviser, the Sub-Adviser and Citigroup Global Markets Inc. (the "CITI FEE AGREEMENT"), the Structuring Fee Agreement by and among the Adviser, the Sub-Adviser and RBC Capital Markets, LLC (the "RBC FEE AGREEMENT"), the Structuring Fee Agreement by and among the Adviser, the Sub-Adviser and Oppenheimer & Co. Inc. (the "OPPENHEIMER FEE AGREEMENT") and the Structuring Fee Agreement by and among the Adviser, the Sub-Adviser and Comerica Securities, Inc. (the "COMERICA FEE AGREEMENT") (this Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreement, the Morgan Stanley Fee Agreements, the Citi Fee Agreement, the RBC Fee Agreement, the Oppenheimer Fee Agreement and the Comerica Fee Agreement are referred to herein, collectively, as the "ADVISER AGREEMENTS") to which such Investment Adviser is a party has been duly authorized, executed and delivered by such Investment Adviser and complies in all material respects with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. Each of the Adviser Agreements to which such Investment Adviser is a party is a valid and binding agreement of such Investment Adviser, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by equitable principles of general applicability.

                (d) The execution and delivery by such Investment Adviser of, and the performance by such Investment Adviser of its obligations under the Adviser Agreements to which such Investment Adviser is a party will not contravene any provision of applicable law or the partnership agreement, in the case of the Adviser, or the operating agreement, in the case of the Sub-Adviser, of such Investment Adviser or any agreement or other instrument binding upon the Investment Adviser that is material to such Investment Adviser, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Investment Adviser, whether foreign or domestic. No consent, approval, authorization, order or permit of, or qualification with, any governmental body or agency, self-regulatory organization or court or other tribunal, whether foreign or domestic, is required for the performance by such Investment Adviser of its obligations under the Adviser Agreements to which such Investment Adviser is a party, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, or by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares.

                (e) There are no legal or governmental proceedings pending or, to the knowledge of such Investment Adviser, threatened to which such Investment Adviser is a party or to which the Investment Adviser or any parent of the Investment Adviser or any partners, members, directors, officers or employees of the foregoing is a party or to which any of the properties of such Investment Adviser is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and the Prospectus and proceedings that would not have an Investment Adviser Material Adverse Effect, or on the power or ability of such Investment Adviser to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus and the Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                (f) Such Investment Adviser has all necessary consents, authorizations, approvals, orders (including exemptive orders), certificates and permits of and from, and has made all declarations and filings with, all governmental authorities, self-regulatory organizations and courts and other tribunals, whether foreign or domestic, to own and use its assets and to conduct its business in the manner described in the Time of Sale Prospectus and the Prospectus, except to the extent that the failure to obtain or file the foregoing would not have an Investment Adviser Material Adverse Effect or a Fund Material Adverse Effect.

                (g) Such Investment Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Time of Sale Prospectus and the Prospectus and by the Adviser Agreements to which such Investment Adviser is a party.

                (h) The Investment Advisory Agreement and the Sub-Advisory Agreement to which such Investment Adviser is a party are in full force and effect and neither the Fund nor any Investment Adviser is in default thereunder, and, no event has occurred which with the passage of time or the giving of notice or both would constitute a default under such document. Such Investment Adviser is not in violation of its organizational documents or in default under any agreement, indenture or instrument, where such violation or default would reasonably be expected to have an Investment Adviser Material Adverse Effect.

                (i) All information furnished by such Investment Adviser for use in the Registration Statement, the Time of Sale Prospectus and the Prospectus, including, without limitation, the description of such Investment Adviser, does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties or operations of such Investment Adviser from that set forth in the Time of Sale Prospectus, and there have been no transactions entered into by such Investment Adviser which are material to such Investment Adviser other than those in the ordinary course of its business or as described in the Time of Sale Prospectus.

                (k) Neither such Investment Adviser nor any of its subsidiaries or affiliates, any director, officer, or employee, nor, to the Investment Adviser's knowledge, any agent or representative of it or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any "government official" (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Investment Adviser and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws including, without limitation, the FCPA, and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

                (l) In connection with the offering of the Shares, such Investment Adviser has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in violation of federal securities laws, in stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Shares, and such Investment Adviser is not aware of any such action taken or to be taken by any affiliates of such Investment Adviser.

                (m) The operations of such Investment Adviser are and have been conducted at all times in compliance with the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Investment Adviser with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Investment Adviser, threatened.

                (n) (i) Neither such Investment Adviser nor any of its directors, partners, managers, officers, or employees, nor, to such Investment Adviser's knowledge, any agent, affiliate or representative of such Investment Adviser, is a Person that is, or is owned or controlled by a Person that is:

                               (A) the subject of any Sanctions, or

                               (B) located, organized or resident in a country
                    or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria).

                     (ii) Such Investment Adviser will not, directly or
             indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

                               (A) to fund or facilitate any activities or
                    business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

                               (B) in any other manner that will result in a
                    violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

                (o) For the past 5 years, such Investment Adviser has not knowingly engaged in, is not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

        3. Agreements to Sell and Purchase. The Fund hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Fund the respective numbers of Firm Shares set forth in Schedule I hereto opposite its name at $19.10 a share (the "PURCHASE PRICE").

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Fund agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to [ ] Additional Shares at the Purchase Price, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Firm Shares but not payable on the Additional Shares. Morgan Stanley & Co. LLC may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 45 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an "OPTION CLOSING DATE"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

      The Fund hereby agrees that, without the prior written consent of the Representatives, on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares. Notwithstanding the foregoing, if
(x) during the last 17 days of the 180-day restricted period the Fund issues an earnings release or material news or a material event relating to the Fund occurs, or (y) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed in this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Fund will provide the Representatives, on behalf of the Underwriters, with prior notice of any such announcement that gives rise to an extension of the restricted period. The agreements contained in this paragraph shall not apply to the Shares to be sold hereunder or any Common Shares issued pursuant to the Plan.

        4. Terms of Public Offering. The Fund and the Investment Advisers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Fund and the Investment Advisers are further advised by you that the Shares are to be offered to the public initially at $20.00 a share (the "PUBLIC OFFERING PRICE"), and to certain dealers selected by you at a price that represents a concession not in excess of $0.60 a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $0.10 a share, to any Underwriter or to certain other dealers.

        5. Payment and Delivery. Payment for the Firm Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M. (New York City time), on November 30, 2012, or at such other time on the same or such other date, not later than 10 business days after Closing Date, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

      Payment for any Additional Shares shall be made to the Fund in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M. (New York City time), on the date specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date, in any event not later than January 28, 2013, as shall be designated in writing by you.

      The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you through the facilities of DTC on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

        6. Conditions to the Underwriters' Obligations. The respective obligations of the Fund and the Investment Advisers and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than 10:00 A.M. (New York City time) on the date hereof.

      The several obligations of the Underwriters are subject to the following further conditions:

                (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), (1) in the case of the Fund, there shall not have occurred (A) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 6, or (B) any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties or operations of the Fund, whether or not arising from transactions in the ordinary course of business, from that set forth in the Time of Sale Prospectus and, (2) in the case of each Investment Adviser, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, prospects, properties, operations, management or personnel of each Investment Adviser, whether or not arising from transactions in the ordinary course of business, from that set forth in the Time of Sale Prospectus, the effect of which in any case referred to in clause (1) or
      (2) above is, in the sole judgment of the Representatives, so material and adverse and that makes it, in the Representatives' judgment, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.

                (b) The Underwriters shall have received on the Closing Date certificates, dated the Closing Date, of the chief executive officer and chief financial officer (or officers acting in similar capacities) of each of the Fund and the Investment Advisers, to the effect (i) that no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are, as of the Closing Date, pending before or threatened by the Commission, (ii) that the representations and warranties made by the Fund and the Investment Advisers contained in this Agreement are true and correct as of the Closing Date, (iii) that each of the Fund and the Investment Advisers has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date, and (iv) as set forth in Section 6(a) above, with respect to the Fund or the Investment Advisers, as applicable.

      Each officer signing and delivering such a certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                (c) Each of the Investment Advisers and the Fund shall have performed all of their respective obligations to be performed hereunder on or prior to the Closing Date.

                (d) The Underwriters shall have received on the Closing Date an opinion of Chapman and Cutler LLP, special counsel for the Fund, dated the Closing Date, substantially in the form attached hereto as Exhibit A and Exhibit B.

                (e) The Underwriters shall have received on the Closing Date (x) an opinion of Chapman and Cutler LLP, counsel for the Adviser, substantially in the form attached hereto as Exhibit C and (y) an opinion of Dechert LLP, counsel for the Sub-Adviser, substantially in the form attached hereto as Exhibit D, each dated the Closing Date.

                (f) The Underwriters shall have received on the Closing Date the favorable opinion of Weil, Gotshal & Manges LLP, counsel for the Underwriters, dated the Closing Date, and covering such matters as the Underwriters shall reasonably request.

      In rendering the opinions described in Section 6(d) above, as to matters of Massachusetts law, Chapman and Cutler LLP may rely on the opinion of Bingham McCutchen LLP, so long as a copy of such opinion of Bingham McCutchen LLP is delivered to you and is in form and substance satisfactory to you and your counsel, and such opinion of Bingham McCutchen LLP expressly permits reliance thereon by Chapman and Cutler LLP for purposes of rendering the foregoing opinion.

                (g) The Underwriters shall have received on the Closing Date a certificate from a duly authorized officer of each of the Custodian and the Transfer Agent, certifying that the Custodian Agreement and the Transfer Agency Agreement, as applicable, is in full force and effect and is a valid and binding agreement of the Custodian or the Transfer Agent, as applicable.

                (h) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                (i) All filings, applications and proceedings taken by the Fund and the Investment Advisers in connection with the organization and registration of the Fund and the Shares under the Acts and the applicable Rules and Regulations shall be satisfactory in form and substance to you and counsel for the Underwriters.

                (j) No action, suit, proceeding, inquiry or investigation shall have been instituted or threatened by the Commission which would adversely affect the Fund's standing as a registered investment company under the Investment Company Act or the standing of the Adviser or Sub-Adviser as a registered investment adviser under the Advisers Act.

                (k) The Shares shall have been duly authorized for listing on the New York Stock Exchange, subject only to official notice of issuance thereof.

      The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Fund and the Investment Advisers, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares, and officers' certificates and opinions of Chapman and Cutler LLP, Dechert LLP, Bingham McCutchen LLP and Weil, Gotshal & Manges LLP to the effect set forth above, except that such certificates and opinions shall be dated as of the applicable Option Closing Date and statements and opinions above contemplated to be given as of the Closing Date shall instead be made and given as of such Option Closing Date.

        7. Covenants of the Fund and the Investment Advisers. In further consideration of the agreements of the Underwriters herein contained, the Fund and the Investment Advisers, jointly and severally, covenant and agree with each Underwriter as follows:

                (a) To notify you immediately, and confirm such notice in writing, (i) of the institution of any proceedings pursuant to Section 8(e) of the Investment Company Act and (ii) of the happening of any event during the period mentioned in Section 7(h) below which in the judgment of the Fund makes any statement in the Notification, the Registration Statement the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus untrue in any material respect or which requires the making of any change in or addition to the Notification, the Registration Statement, the Time of Sale Prospectus, any Omitting Prospectus or the Prospectus in order to make the statements therein not misleading in any material respect. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement or an order pursuant to
      Section 8(e) of the Investment Company Act, the Fund will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

                (b) To furnish to you, without charge, three conformed copies of each of the Notification and the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of each of the Notification and the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 A.M. (New York City time) on the business day next succeeding the date of this Agreement and during the period mentioned in
      Section 7(e) below, as many copies of the Time of Sale Prospectus, Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                (c) During the period during which the Prospectus is required to be delivered in connection with the sale of the Shares, before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 497 under the Securities Act any prospectus required to be filed pursuant to such Rule.

                (d) To furnish to you a copy of each proposed Omitting Prospectus to be prepared by or on behalf of, used by, or referred to by the Fund and not to use or refer to any proposed Omitting Prospectus to which you reasonably object.

                (e) If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances existing when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply in all material respects with applicable law.

                (f) The Fund will use the net proceeds received by it from the sale of the Shares in the manner specified in the Time of Sale Prospectus and the Prospectus.

                (g) The Fund and the Investment Advisers will not take any action designed to cause or result in the manipulation of the price of any security of the Fund to facilitate the sale of Shares in violation of the Acts or the Exchange Act and the applicable Rules and Regulations, or the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of Shares.

                (h) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Fund) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply in all material respects with applicable law.

                (i) [Reserved]

                (j) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                (k) To make generally available to the Fund's security holders and, upon request, to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Fund occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the Rules and Regulations, including Rule 158, of the Commission thereunder.

                (l) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Fund and the Investment Advisers under this Agreement, including: (i) the fees, disbursements and expenses of the Fund's counsel and the Fund's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Notification, the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, and any Omitting Prospectus prepared by or on behalf of, used by, or referred to by the Fund and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(j) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by FINRA, which fees and disbursements of counsel to the Underwriters shall not exceed $30,000 in the aggregate, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Shares and all costs and expenses incident to listing the Shares on the New York Stock Exchange, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Fund relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Fund, travel and lodging expenses of the representatives and officers of the Fund and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Fund hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution" and the last paragraph of Section 10 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

                (m) The Fund will not declare or pay any dividend or other distribution on any of the Common Shares unless a holder of such Common Shares that was not a holder of record until the close of business on January 28, 2013 would be entitled to receive the full amount thereof.

        8. Indemnity and Contribution. (a) Each of the Fund and the Investment Advisers, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each agent of any Underwriter and each director, officer or affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any Omitting Prospectus, any preliminary prospectus (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Fund or the Investment Advisers in writing by such Underwriter through you expressly for use therein.

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Fund and the Investment Advisers, its directors or trustees (as the case may be), and each officer of the Fund who signs the Registration Statement and each person, if any, who controls the Fund or any Investment Adviser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Fund and the Investment Advisers to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Fund or the Investment Advisers in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus (including any statement of additional information incorporated therein by reference), the Time of Sale Prospectus, any Omitting Prospectus or Prospectus or any amendments or supplements thereto.

            (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, all persons who are agents of any Underwriter or all persons who are directors, officers and affiliates of any Underwriters within the meaning of Section 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Fund, its trustees, its officers who sign the Registration Statement and each person, if any, who controls the Fund within the meaning of either such Section, and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Investment Advisers, their directors or trustees, as the case may be, and each person, if any, who controls any of the Investment Advisers within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons, agents, directors, officers and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Fund, and such trustees, officers and control persons of the Fund, such firm shall be designated in writing by the Fund. In the case of any such separate firm for the Investment Advisers, and such directors and control persons of the Investment Advisers, such firm shall be designated in writing by the Adviser. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if
      (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Fund and the Investment Advisers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund or any of the Investment Advisers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. Each of the Investment Advisers agrees to pay any amounts that are payable by the Fund pursuant to this paragraph to the extent that the Fund fails to make all contributions required to be made by the Fund pursuant to this Section 8.

            (e) The Fund, the Investment Advisers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this
      Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

            (f) The indemnity and contribution provisions contained in this
      Section 8 and the representations, warranties and other statements of the Fund and each of the Investment Advisers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any agent of any Underwriter or any director, officer and affiliate of any Underwriter or by or on behalf of any of the Investment Advisers, their officers or directors or any person controlling the Investment Advisers or by or on behalf of the Fund, its officers or trustees or any person controlling the Fund and (iii) acceptance of and payment for any of the Shares.

        9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Fund, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Fund shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

        10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to you and the Fund for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Fund or the Investment Advisers. In any such case either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Fund or any of the Investment Advisers to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Fund or any of the Investment Advisers shall be unable to perform its obligations under this Agreement, the Fund and the Investment Advisers, jointly and severally, will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

        11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING OR CLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT. THE FUND AND THE INVESTMENT ADVISERS AGREE THAT A FINAL JUDGMENT IN ANY PROCEEDING OR CLAIM ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT BROUGHT IN ANY COURT SHALL BE CONCLUSIVE AND BINDING UPON THE PARTIES AND MAY BE ENFORCED IN ANY OTHER COURTS TO THE JURISDICTION OF WHICH SUCH PARTY IS OR MAY BE SUBJECT, BY SUIT UPON SUCH JUDGMENT.

        12. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Fund, the Investment Advisers and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

                (b) The Fund and the Investment Advisers acknowledge that in connection with the offering of the Shares: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Fund, the Investment Advisers or any other person, (ii) the Underwriters owe the Fund and the Investment Advisers only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Fund and the Investment Advisers. The Fund and the Investment Advisers waive to the full extent permitted by applicable law any claims any of them may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

        13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

        15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

        16. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to you in care of: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; and Citigroup Global Markets Inc., General Counsel (fax no.: (212) 816-7912), with a copy to Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; if to the Fund or the Adviser, shall be delivered, mailed or sent to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attention: W. Scott Jardine; and if to the Sub-Adviser, shall be delivered, mailed or sent to Energy Income Partners, LLC, 49 Riverside Ave., Suite 2, Westport, CT 06880, Attention:
James Murchie.

        17. Disclaimer of Liability of Trustees and Beneficiaries. A copy of the Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice hereby is given that this Agreement is executed on behalf of the Fund by an officer or Trustee of the Fund in his or her capacity as an officer or Trustee of the Fund and not individually and that the obligations under or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and properties of the Fund.

                                 [Remainder of page intentionally left blank]

                                          Very truly yours,
                                          FIRST TRUST MLP AND ENERGY INCOME FUND
                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                          FIRST TRUST ADVISORS L.P.
                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                          ENERGY INCOME PARTNERS, LLC
                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

Accepted as of the date hereof

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.

Acting severally on behalf of themselves and the several Underwriters named in
   Schedule I hereto

By:       Morgan Stanley & Co. LLC
By:
          --------------------------------------------
          Name:   Jon Zimmerman
          Title:  Vice President


By:       Citigroup Global Markets Inc.
By:
          --------------------------------------------
          Name:
          Title:

                                                                 SCHEDULE I


                                                        NUMBER OF FIRM SHARES TO
                                     UNDERWRITER              BE PURCHASED

Morgan Stanley & Co. LLC.............................................

Citigroup Global Markets Inc. .......................................

Oppenheimer & Co. Inc................................................

RBC Capital Markets, LLC.............................................

Robert W. Baird & Co. Incorporated ..................................

BB&T Capital Markets, a division of Scott & Stringfellow, LLC........

Chardan Capital Markets, LLC.........................................

Comerica Securities, Inc.............................................

Henley & Company LLC.................................................

J.J.B. Hilliard, W.L. Lyons, LLC ....................................

Janney Montgomery Scott LLC..........................................

J.P. Turner & Company, LLC...........................................

Ladenburg Thalmann & Co. Inc.........................................

Maxim Group LLC......................................................

Newbridge Securities Corporation.....................................

Pershing LLC.........................................................

Sterne, Agee & Leach, Inc............................................

Wedbush Securities Inc...............................................

Wunderlich Securities, Inc...........................................


         Total:......................................................

                                                                   SCHEDULE II
================================================================================

                             OMITTING PROSPECTUSES

1.       Retail Omitting Prospectus:

         Client guide printed October 23, 2012.

2.       The following documents labeled "For Broker/Dealer Use Only":

         Broker-dealer guide printed October 23, 2012.

                                                              SCHEDULE III


             ORAL INFORMATION, IF ANY, INCLUDED AS PART OF THE TIME OF SALE PROSPECTUS

(1) The number of common shares of beneficial interest (par value $0.01 per share) offered by the Fund (assuming no exercise of the underwriters' overallotment option) is [ ], and the number of Additional Shares is [ ].

                                                                 EXHIBIT A




                               November 30, 2012

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.

And the other several Underwriters
listed on Schedule I to the Underwriting Agreement

c/o      Morgan Stanley & Co. LLC
         1585 Broadway
         New York, New York  10036

         Citigroup Global Markets Inc.
         38 Greenwich Street
         New York, New York  10013



      Re: Common Shares of Beneficial Interest, $0.01 par value, of First Trust
            MLP and Energy Income Fund

--------------------------------------------------------------------------------

         Ladies and Gentlemen:

We have acted as counsel to First Trust MLP and Energy Income Fund, a Massachusetts business trust (the "Fund"), in connection with the Fund's Registration Statement on Form N-2 (No. 333-183396; No. 811-22738), as amended as of the date hereof, filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), including the information deemed to be a part of any such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act (collectively, the "Registration Statement"), the Preliminary Prospectus dated October 23, 2012, filed with the Commission (together with the preliminary statement of additional information dated October 23, 2012, the "Preliminary Prospectus") and the Prospectus dated November 27, 2012, filed with the Commission under Rule 497 under the Securities Act (together with the statement of additional information dated November 27, 2012, filed with the Commission under Rule 497 under the Securities Act, the "Prospectus"), covering the issuance by the Fund of ____________ (the "Shares") common shares of beneficial interest, par value $0.01 per share of the Fund (the "Common Shares"), and the purchase of the Shares from the Fund by the several Underwriters (collectively, the "Underwriters") named in Schedule I to the Underwriting Agreement dated November 27, 2012 (the "Underwriting Agreement") among the Fund, First Trust Advisors L.P. (the "Advisor"), Energy Income Partners, LLC (the "Sub-Advisor") and you, as representatives of the Underwriters. We have also acted as counsel to the Advisor in connection with its execution and delivery of the Underwriting Agreement. This opinion is furnished to you pursuant to Section 6(d) of the Underwriting Agreement. Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

      In this connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of (1) the Underwriting Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreement, the Service Agreement, the Custodian Agreement and the Transfer Agency Agreement (such agreements, collectively, the "Fundamental Agreements"); (2) the Dividend Reinvestment Plan (the "Plan"); (3) the Registration Statement; (4) the Preliminary Prospectus and the Prospectus; (5) resolutions adopted by the Board of Trustees; (6) the Declaration of Trust (the "Declaration") and Amended By-Laws of the Fund (the "By-Laws"); (7) a certificate of the Secretary of The Commonwealth of Massachusetts as to the existence of the Fund; (8) the Notification of Registration Filed Pursuant to Section 8(a) of the Investment Company Act on Form N-8A filed by the Fund, as amended (the "Form N-8A"); (9) the legal opinion of Bingham McCutchen LLP, dated November 30, 2012, a copy of which has been provided to you; and (10) such corporate and other records, certificates, documents and other papers as we deemed it necessary to examine for the purpose of this opinion. We have been advised by the Fund that it currently has outstanding 5,236 of its Common Shares (the "Seed Capital Shares") issued to First Trust Portfolios L.P. pursuant to a Subscription Agreement dated October 11, 2012 between the Fund and First Trust Portfolios L.P.

      In rendering our opinion, we have relied, as to factual matters, upon written certificates and other documents, public records, agreements, instruments and certificates of public officials delivered at closing and made such other investigation as we have deemed appropriate in connection with the rendering of this opinion. Except as expressly described herein, we have not undertaken any independent investigation of any factual matters which might be relevant to this opinion and we have made no independent investigation of the records of, or other matters relating to, the Fund, the Advisor or the Sub-Advisor, or any other entity. We have not independently verified any of the facts reflected in the referenced documents or any of our assumptions.

      Our opinions are subject to the following assumptions and qualifications:

             (a) We have assumed the competency of the signatories to the Fundamental Agreements, and the other documents, officers' certificates and agreements delivered in connection therewith, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the accuracy and completeness of all records made available to us.

             (b) We have assumed that (i) each Fundamental Agreement has been duly authorized, executed and delivered by all parties thereto (other than the Fund), (ii) all parties to each Fundamental Agreement (other than the
      Fund) are validly existing and in good standing under the laws of their respective jurisdiction of organization; (iii) each such party (other than the Fund) is duly qualified to engage in the activities contemplated by each Fundamental Agreement to which it is a party and has the requisite organizational power and authority to execute, deliver and perform its obligations thereunder; (iv) except insofar as such opinions are contained in opinion paragraph (xiii) below, there are no actions, suits or proceedings pending or threatened against the Fund, the Advisor, the Sub-Advisor or any other party to the Fundamental Agreements before any court, governmental agency or arbitrator that affect the legality, validity or enforceability of such agreements or the opinions rendered herein; (v) except insofar as such representations and warranties involve conclusions of law upon which we are expressly rendering opinions herein, the representations and warranties of all parties in the Fundamental Agreements are true and correct as of the date hereof; (vi) each party to the Fundamental Agreements (other than the Fund) has complied with its material covenants and other material obligations under the Fundamental Agreements; (vii) there has not been any fraud, duress, undue influence or material mistake of fact in connection with the transactions contemplated by the Fundamental Agreements; and (viii) there are no agreements, course of prior dealings or other understandings among the parties that modify the respective rights and obligations of the parties under the Fundamental Agreements or that would have an effect on the opinions rendered herein.

             (c) We have assumed that each party to each Fundamental Agreement (other than the Fund) has appropriate licenses and approvals for the conduct of its business and the execution and delivery of, and performance of its obligations under, each Fundamental Agreement to which it is a party, and the execution, delivery and performance under each such Fundamental Agreement will not result in the violation of any applicable statute or regulation, or any judgment, order, writ, injunction, decree or determination to which such party is subject.

             (d) Our opinion is subject to generally applicable rules of law that (i) limit or affect the enforcement of provisions that purport to require waiver of the obligations of good faith, fair dealing, diligence or reasonableness; (ii) provide that forum selection clauses in contracts are not necessarily binding on courts in the forum selected; (iii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iv) limit the effectiveness of waivers of rights or duties under applicable law; (v) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of or contribution to a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct; (vi) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed upon exchange; (vii) govern and grant judicial discretion regarding the determination of damages and entitlement to attorneys fees and other costs; or (viii) permit or provide for a cure of defaults.

             (e) We express no opinion as to provisions of the Fundamental Agreements relating to (i) the statutory jurisdiction of federal courts;
      (ii) any forum selection clause to the extent that it does not satisfy the requirements of New York Consolidated Statutes, Gen. Oblig. ss.ss. 5-1401 and 5-1402; (iii) any service of process, waiver of venue or waiver of jury trial provision; or (iv) any provision purporting to establish evidentiary standards.

             (f) We express no opinion as to any provision of any Fundamental Agreement (i) which authorizes or permits any party to make determinations in its sole discretion, (ii) restricting access to legal or equitable remedies, (iii) purporting to appoint any person as the attorney in fact of any other person, (iv) which provides that such agreement may only be amended, modified or waived in writing, or (v) governing the rights or obligations of third party beneficiaries.

             (g) We express no opinions as to compliance with or applicability of any state or federal laws or regulations applicable to the transactions contemplated by the Fundamental Agreements because of the nature of the business of any party (other than the Fund).

             (h) In rendering our opinion as to the good standing of the Fund in paragraph (ii) below, we have relied solely on the certificate of the Secretary of State of the Commonwealth of Massachusetts attached to the closing certificates and the opinion of Bingham McCutchen LLP addressed to you.

             (i) Our opinions in paragraph (i) and (iii) as to no stop orders suspending the effectiveness of the Registration Statement and no orders of suspension or revocations of registration with the Commission is based solely on (a) a conversation with a member of the Commission staff and (b) a fact certificate provided by the Fund.

             (j) Our opinion in paragraph (vi) below as to the number of authorized, issued and outstanding Common Shares of the Fund is based solely upon our review of resolutions of the Board of Trustees of the Fund and a certificate of the Transfer Agent.

             (k) Whenever an opinion expressed herein is provided with respect to (or is based upon) "our knowledge" or words of similar import, such opinions are based entirely on the conscious awareness of the attorneys in our firm who have devoted substantive attention to the representation of the Fund and/or the Advisor, as we deem appropriate, and who are listed on Exhibit A attached hereto.

             (l) We have not been requested to and have not obtained special written rulings of the Commission, state securities commissions or other administrative bodies or officials charged with the administration of such statutes, regulations and rulings.

      Based upon and subject to the foregoing, but subject to the further limitations, qualifications and assumptions set forth herein, we are of the opinion that:

             (i) the Fund meets the requirements for the use of Form N-2 under the Acts; the Registration Statement has become effective under the Securities Act and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission; and the filing of the Prospectus pursuant to Rule 497 has been made in the manner and within the time period required by Rule 497;

             (ii) the Fund has been formed under its Declaration and is validly existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferrable shares of beneficial interest commonly referred to as a "Massachusetts business trust" and is in good standing as a business trust with the Office of the Secretary of the Commonwealth of Massachusetts, has the power as a business trust to own its property and to conduct its business as described in the Registration Statement, Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Fund Material Adverse Effect;

            (iii) the Fund is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and, to the best of our knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission; and to the best of our knowledge, no person is serving or acting as an officer or trustee of, or investment adviser to, the Fund except in accordance with the provisions of the Investment Company Act and the Advisers Act;

             (iv) each Fundamental Agreement has been duly authorized, executed and delivered by the Fund and complies with all applicable provisions of the Acts, the Advisers Act and the applicable Rules and Regulations. Each Fundamental Agreement, (other than the Underwriting Agreement as to which we express no opinion), and the Plan is a valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by equitable principles of general applicability;

             (v) none of (i) the execution and delivery by the Fund of, and the performance by the Fund of its obligations under, each Fundamental Agreement or the adoption by the Fund of the Plan, or (ii) the issuance and sale by the Fund of the Shares as contemplated by the Underwriting Agreement contravenes or will contravene any provision of applicable law or the Declaration and By-Laws of the Fund or, to the best of our knowledge, any agreement or other instrument or any bond, debenture, note or any other evidence of indebtedness that is material to the Fund or is described in or has been filed as an exhibit to the Registration Statement, or, to the best of our knowledge, any judgment, order or decree of any U.S. federal or state governmental body, agency or court having jurisdiction over the Fund; and no consent, approval, authorization, order or permit of, or qualification with, any U.S. federal or state governmental body or agency, self-regulatory organization or court or other tribunal is required for the performance by the Fund of its obligations under the Fundamental Agreements or the Plan, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act, or the applicable Rules and Regulations, and such as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares (as to which we express no opinion);

             (vi) The Fund is authorized, under its Declaration and Massachusetts law relating to business trusts, to issue an unlimited number of Common Shares. The Seed Capital Shares have been duly authorized, validly issued and are fully paid and non-assessable (except that, as set forth under the caption "Certain Provisions in the Declaration of Trust and By-Laws" in the Time of Sale Prospectus and Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held liable for the trust's obligations); and the Declaration and By-Laws of the Fund, the Fundamental Agreements and the Plan conform in all material respects as to legal matters to the descriptions thereof contained in each of the Registration Statement, Time of Sale Prospectus and the Prospectus;

            (vii) the Declaration and By-Laws of the Fund, the Fundamental Agreements and the Plan comply in all material respects with all applicable provisions of the Acts, the Advisers Act and the Rules and Regulations, and all approvals of such documents required under the Investment Company Act by the Fund's shareholders and board of trustees have been obtained and, to our knowledge, are in full force and effect;

           (viii) the Common Shares are not entitled to preemptive or other rights to subscribe for the shares pursuant to the Declaration, By-Laws or Massachusetts law governing business trusts;

             (ix) the Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and non-assessable (except as set forth in the Registration Statement), and the issuance of such Shares will not be subject to any preemptive or similar rights pursuant to the Declaration, By-Laws or Massachusetts law governing business trusts;

             (x) the Fund's Registration Statement on Form 8-A under the Exchange Act has become effective;

             (xi) the statements relating to legal matters, documents or proceedings included in (i) the Registration Statement, Time of Sale Prospectus and the Prospectus under the captions "Management of the Fund-Investment Management Agreement," "Description of Shares," "Certain Provisions in the Declaration of Trust and By-Laws," "Tax Matters," "Custodian, Administrator, Fund Accountant and Transfer Agent," "Repurchase of Common Shares and Tender Offers" and "Conversion to Open-End Fund" and (ii) the Prospectus under the caption "Underwriters", in each case fairly summarize in all material respects such matters, documents or proceedings;

            (xii) the Shares and any Common Shares outstanding prior to the issuance of the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance;

            (xiii) after due inquiry of the Fund, we do not know of any legal or governmental proceedings pending or threatened to which the Fund is a party or to which any of the properties of the Fund is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; and

            (xiv) the Form N-8A and any supplements or amendments thereto appear on their face to be appropriately responsive in all material respects to the requirements of the Acts and the Rules and Regulations.

      We express no opinion herein as to the laws of any jurisdiction except the federal laws of the United States, the laws of the State of Illinois, the laws of the State of New York and the laws of The Commonwealth of Massachusetts. As to matters involving the application of the laws of The Commonwealth of Massachusetts, we are relying solely on the opinion of Bingham McCutchen LLP addressed to you, and have not made any independent investigation of the laws of The Commonwealth of Massachusetts or the matters covered thereby.

      The opinions expressed herein are based on facts in existence or assumed and laws in effect only as of the date of this opinion letter. We do not assume responsibility for updating this opinion letter as of any subsequent date, and assume no responsibility for advising you of (i) any changes with respect to any matters described in this opinion letter or (ii) the discovery subsequent to the date of this opinion letter of factual information not previously known to us pertaining to the events occurring prior to the date of this opinion letter. Our opinion is limited to the matters expressly stated herein, and no opinion is implied or may be inferred beyond such matters.

      This opinion is provided to you at the request of the Fund in connection with its entering into the Underwriting Agreement and may be relied upon by you in connection with the Underwriting Agreement and the transactions described therein. This opinion is solely for the benefit of the Underwriters in connection with the transactions contemplated by the Underwriting Agreement. Without our express written consent, this opinion may not otherwise be relied upon or used for any other purpose or furnished to any other person, except that Weil, Gotshal & Manges LLP, counsel to the Underwriters, is authorized to rely on this opinion as to all matters of Illinois law expressed herein in rendering the opinions pursuant to Section 6(f) of the Underwriting Agreement. This opinion is not to be referred to or quoted in any document, report or financial statement, or filed with, or delivered to, any governmental agency or other person or entity, except such disclosure as may be required by law, without our prior written consent in each instance.

      The opinion as set forth in (ix) above may be relied upon by BNY Mellon Investment Servicing (US) Inc. in connection with its appointment as the Fund's Transfer Agent and Registrar.

Respectfully submitted,


CHAPMAN AND CUTLER LLP

                                   EXHIBIT A

Cynthia Baker
Paul Carman
Robert Criswell
Walter Draney
John Ekblad
Daniel Fallon
Eric Fess
Felice Foundos
Brian Free
Ronald Hacker
Emily Henkel
William Hermann
Helen Kim
Roy Kim
Jonathan Koff
Margo Rocklin
Suzanne Russell
Jane Shissler
William Tueting
Morrison Warren
Larry White

                                                               EXHIBIT B

                               November 30, 2012

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.

And the other several Underwriters
listed on Schedule I to the Underwriting Agreement

c/o      Morgan Stanley & Co. LLC
         1585 Broadway
         New York, New York  10036

         Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York  10013



      Re: Offering of Common Shares of Beneficial Interest, $0.01 par value, of
           First Trust MLP and Energy Income Fund

--------------------------------------------------------------------------------

Ladies and Gentlemen:

      We have acted as counsel to First Trust MLP and Energy Income Fund, a Massachusetts business trust (the "Fund"), and First Trust Advisors L.P., an Illinois limited partnership (the "Advisor"), in connection with the Fund's Registration Statement on Form N-2 (No. 333-183396; No. 811-22738), as amended as of the date hereof, filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and under the Investment Company Act of 1940, as amended (the "Investment Company Act"), including the information deemed to be a part of any such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act (collectively, the "Registration Statement"), the Preliminary Prospectus dated October 23, 2012, filed with the Commission (together with the preliminary statement of additional information dated October 23, 2012, the "Preliminary Prospectus") and the Prospectus dated November 27, 2012, filed with the Commission under Rule 497 under the Securities Act (together with the statement of additional information dated November 27, 2012, filed with the Commission under Rule 497 under the Securities Act, the "Prospectus"), relating to the issuance by the Fund of __________ common shares of beneficial interest, par value $.01 per share of the Fund (the "Securities"). As counsel to the Fund and the Advisor, we reviewed the Registration Statement, Prospectus and the "Time of Sale Prospectus" (as such term is defined in the Underwriting Agreement dated November 27, 2012, by and among the Fund, the Advisor, Energy Income Partners, LLC (the "Sub-Advisor") and you) and participated in discussions with your representatives and representatives of the Fund, the Advisor, the Sub-Advisor, the Fund's independent registered public accounting firm, and your counsel regarding such documents and information and related matters.

      On the basis of the information which was developed in the course of the performance of the services referred to above, in our opinion, the Registration Statement and the Prospectus, as of their respective effective and issue dates, appeared to be responsive as to form in all material respects to the requirements of the Securities Act and the Investment Company Act and the applicable rules and regulations of the Commission thereunder. In passing upon the compliance as to form of the Registration Statement and the Prospectus, we have assumed that the statements made therein are correct and complete (except to the extent expressly stated in our separate legal opinions delivered to you concurrently herewith). We do not express any opinion as to the financial statements, notes and supporting schedules and other financial and statistical information and data included in or incorporated by reference in or omitted from the Registration Statement or the Prospectus.

      In addition, the purpose of our professional engagement was not to establish or to confirm factual matters set forth in the Registration Statement, the Prospectus or the Time of Sale Prospectus, and we have not undertaken to verify independently any of such factual matters. Moreover, many of the determinations required to be made in the preparation of the Registration Statement, the Prospectus or the Time of Sale Prospectus involve matters of a non-legal nature. Subject to the foregoing and on the basis of the information we gained in the course of performing the services referred to above, we confirm to you that no facts came to our attention that caused us to believe that:

      (1) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

      (2) the Time of Sale Prospectus, as of ______ a.m. Eastern time on November 27, 2012 (which we are advised is the time of the pricing of the offering of the Securities), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

      (3) the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

      (4) the Omitting Prospectus No. 1 or the Omitting Prospectus No. 2, as set forth on Schedule II of the Underwriting Agreement, does not comply in all material respects with the requirements of Rule 482 or with the rules and regulations of FINRA, or contains any untrue statement of a material fact; provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus, the Time of Sale Prospectus or each Omitting Prospectus as set forth on Schedule II of the Underwriting Agreement (except to the extent expressly stated in our separate legal opinions delivered to you concurrently herewith), and we do not express any belief with respect to the financial statements or other financial, statistical or accounting data or information or assessments of or contained in or omitted from the Registration Statement, the Prospectus, the Time of Sale Prospectus or each Omitting Prospectus as set forth on Schedule II of the Underwriting Agreement.

      This letter is being furnished by us only to you solely for your benefit in your capacity as Underwriters and may not be used, quoted, relied upon or otherwise referred to for any other purpose or by any other person (including any person purchasing any of the Securities from you).

Respectfully submitted,




CHAPMAN AND CUTLER LLP

                                                                      EXHIBIT C


                               November 30, 2012

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.

And the other several Underwriters
listed on Schedule I to the Underwriting Agreement

c/o   Morgan Stanley & Co. LLC
      1585 Broadway
      New York, New York  10036

      Citigroup Global Markets Inc.
      388 Greenwich Street
      New York, New York  10013




Re: Underwriting Agreement for [ ] Common Shares of Beneficial Interest, $0.01 par value, of First Trust MLP and Energy Income Fund

--------------------------------------------------------------------------------

      Ladies and Gentlemen:

      We are acting as counsel to First Trust Advisors L.P., an Illinois limited partnership (the "Advisor"), and have acted in such capacity in connection with the execution and delivery of the Underwriting Agreement, dated November 27, 2012 (the "Underwriting Agreement"), among First Trust MLP and Energy Income Fund, a Massachusetts business trust (the "Fund"), the Advisor, Energy Income Partners, LLC (the "Sub-Advisor") and you, as representatives of the underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), with respect to the sale of __________ (the "Shares") common shares of beneficial interest, par value $0.01 per share of the Fund (the "Common Shares"). We are providing this opinion in our capacity as counsel to the Advisor to you pursuant to Section 6(e) of the Underwriting Agreement. Capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement.

      In this connection, we have examined originals or copies of (a) the Underwriting Agreement, (b) the Fund's Registration Statement on Form N-2 (No. 333-183396); No. 811-22738), as amended as of the date hereof, filed with the Securities and Exchange Commission (the "Commission"), including the information deemed to be a part of such registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act") (collectively, the "Registration Statement"), the Preliminary Prospectus dated October 23, 2012, filed with the Commission (together with the preliminary statement of additional information dated October 23, 2012, the "Preliminary Prospectus") and the Prospectus dated November 27, 2012, filed with the Commission under Rule 497 under the Securities Act (together with the statement of additional information dated

November 27, 2012, filed with the Commission under Rule 497 under the Securities Act, the "Prospectus"), (c) the Investment Management Agreement between the Advisor and the Fund dated as of November [ ], 2012 (the "Management Agreement"), (d) the Sub-Advisory Agreement among the Advisor, the Fund and the Sub-Advisor dated as of November [ ], 2012 (the "Sub-Advisory Agreement"), (e) the Structuring Fee Agreement among the Advisor, the Sub-Advisor and Morgan Stanley & Co. LLC, dated November 27, 2012 (the "Morgan Stanley Structuring Fee Agreement"), (f) the Structuring Fee Agreement among the Advisor, the Sub-Advisor and Citigroup Global Markets Inc. dated November 27, 2012 (the "Citigroup Structuring Fee Agreement"), (g) the Structuring Fee Agreement among the Advisor and the Sub-Advisor and RBC Capital Markets, LLC dated November 27, 2012 (the "RBC Structuring Fee Agreement"), (h) the Structuring Fee Agreement among the Advisor, the Sub-Advisor and Oppenheimer & Co. Inc. and dated November 27, 2012 (the "Oppenheimer Structuring Fee Agreement"), (i) the Structuring Fee Agreement among the Advisor, the Sub-Advisor and Comerica Securities, Inc. and dated November 27, 2012 (the "Comerica Structuring Fee Agreement"), (j) the Syndication Fee Agreement between the Advisor, the Sub-Advisor and Morgan Stanley & Co, LLC dated November 27, 2012 (the "Morgan Stanley Syndication Fee Agreement" and with the Management Agreement, the Sub-Advisory Agreement, the Morgan Stanley Structuring Fee Agreement, the Citigroup Structuring Fee Agreement, the RBC Structuring Fee Agreement, the Oppenheimer Structuring Fee Agreement and the Comerica Structuring Fee Agreement, each, an "Advisor Agreement"), (k) the Limited Partnership Agreement of the Advisor, (l) the resolutions of the general partner of the Advisor adopted in connection with the Advisor Agreements, the Underwriting Agreement and the transactions contemplated therein and (m) the certificates and documents being delivered on the date hereof at the closing of the sale of the Shares pursuant to the Underwriting Agreement and such corporate and other records, certificates, documents and other papers as we deemed it necessary to examine for the purpose of this opinion.

      In rendering our opinion, we have relied, as to factual matters, upon written certificates and other documents, public records, agreements, instruments and certificates of public officials delivered at closing and made such other investigation as we have deemed appropriate in connection with the rendering of this opinion. Except as expressly described herein, we have not undertaken any independent investigation of any factual matters which might be relevant to this opinion and we have made no independent investigation of the records of, or other matters relating to the Fund, the Advisor or the Sub-Advisor, or any other entity. We have not independently verified any of the facts reflected in the referenced documents or any of our assumptions.

      Our opinions are subject to the following assumptions and qualifications:

             (a) We have assumed the competency of the signatories to the Underwriting Agreement, the Advisor Agreements, and the other documents, officers' certificates and agreements delivered in connection therewith, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the accuracy and completeness of all records made available to us.

             (b) We have assumed that (i) the Underwriting Agreement and each Advisor Agreement has been duly authorized, executed and delivered by all parties thereto (other than the Advisor); (ii) all parties (other than the Advisor) to the Underwriting Agreement and each Advisor Agreement are validly existing and in good standing under the laws of their respective jurisdiction of organization; (iii) each such party (other than the Advisor) is duly qualified to engage in the activities contemplated by the Underwriting Agreement and each Advisor Agreement to which it is a party and has the requisite organizational power and authority to execute, deliver and perform its obligations thereunder; (iv) except insofar as such opinions are contained in opinion paragraph (v) below, there are no actions, suits or proceedings pending or threatened against the Fund, the Advisor, the Sub-Advisor or any other party to the Underwriting Agreement and Advisor Agreements before any court, governmental agency or arbitrator that affect the legality, validity or enforceability of such agreements or the opinions rendered herein; (v) except insofar as such representations and warranties involve conclusions of law upon which we are expressly rendering opinions herein, the representations and warranties of all parties in the Underwriting Agreement and Advisor Agreements are true and correct as of the date hereof; (vi) each party (other than the Advisor) to the Underwriting Agreement and Advisor Agreements has complied with its material covenants and other material obligations under the Underwriting Agreement and Advisor Agreements; (vii) there has not been any fraud, duress, undue influence or material mistake of fact in connection with the transactions contemplated by the Underwriting Agreement and Advisor Agreements; and (viii) there are no agreements, course of prior dealings or other understandings among the parties that modify the respective rights and obligations of the parties under the Underwriting Agreement or Advisor Agreements or that would have an effect on the opinions rendered herein.

             (c) We have assumed that each party (other than the Advisor) to the Underwriting Agreement and each Advisor Agreement has appropriate licenses and approvals for the conduct of its business and the execution and delivery of, and performance of its obligations under, the Underwriting Agreement and each Advisor Agreement to which it is a party, and the execution, delivery and performance under the Underwriting Agreement and each such Advisor Agreement will not result in the violation of any applicable statute or regulation, or any judgment, order, writ, injunction, decree or determination to which such party is subject.

             (d) Our opinion is subject to generally applicable rules of law that (i) limit or affect the enforcement of provisions that purport to require waiver of the obligations of good faith, fair dealing, diligence or reasonableness; (ii) provide that forum selection clauses in contracts are not necessarily binding on courts in the forum selected; (iii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iv) limit the effectiveness of waivers of rights or duties under applicable law; (v) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of or contribution to a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct; (vi) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed upon exchange; (vii) govern and grant judicial discretion regarding the determination of damages and entitlement to attorneys fees and other costs; or (viii) permit or provide for a cure of defaults.

             (e) We express no opinion as to provisions of the Underwriting Agreement or Advisor Agreements relating to (i) the statutory jurisdiction of federal courts; (ii) any forum selection clause to the extent that it does not satisfy the requirements of New York Consolidated Statutes, Gen. Oblig. ss.ss. 5-1401 and 5-1402; (iii) any service of process, waiver of venue or waiver of jury trial provision; or (iv) any provision purporting to establish evidentiary standards.

             (f) We express no opinion as to any provision of the Underwriting Agreement or any Advisor Agreement (i) which authorizes or permits any party to make determinations in its sole discretion, (ii) restricting access to legal or equitable remedies, (iii) purporting to appoint any person as the attorney in fact of any other person, (iv) which provides that such agreement may only be amended, modified or waived in writing, or
      (v) governing the rights or obligations of third party beneficiaries.

             (g) We express no opinions as to compliance with or applicability of any state or federal laws or regulations applicable to the transactions contemplated by the Underwriting Agreement or the Advisor Agreements because of the nature of the business of any party (other than the Advisor).

             (h) In rendering our opinion as to the good standing of the Advisor in paragraph (i) below, we have relied solely on the certificates of good standing attached to the closing certificates.

             (i) Our opinions in paragraph (iii) and (iv) below with respect to the Morgan Stanley Structuring Fee Agreement, the Citigroup Structuring Fee Agreement, the RBC Structuring Fee Agreement, the Oppenheimer Structuring Fee Agreement and the Comerica Structuring Fee Agreement and the Morgan Stanley Syndication Fee Agreement are limited to the provisions of such agreements providing for the payment of the Fees (as defined therein). We have not considered and express no opinion as to any Rule or Regulation (including any rule or regulation of a self-regulatory organization) that may limit your ability to accept payment of such a fee.

             (j) Whenever an opinion expressed herein is provided with respect to (or is based upon) "our knowledge" or words of similar import, such opinions are based entirely on the conscious awareness of the attorneys in our firm who have devoted substantive attention to the representation of the Advisor, as we deem appropriate, and who are listed on Exhibit A attached hereto.

             (k) We have not been requested to and have not obtained special written rulings of the Commission, state securities commissions or other administrative bodies or officials charged with the administration of such statutes, regulations and rulings.

      Based upon and subject to the foregoing, we are of the opinion that:

             (i) the Advisor is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its organization, has the power and authority under its governing documents to own its property and to conduct its business as described in the Registration Statement, Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have an Investment Adviser Material Adverse Effect;

             (ii) the Advisor is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Management Agreement or Sub-Advisory Agreement as an investment adviser to the Fund as contemplated by the Registration Statement, Time of Sale Prospectus and the Prospectus, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of our knowledge, threatened by the Commission;

            (iii) each of the Advisor Agreements and the Underwriting Agreement has been duly authorized, executed and delivered by the Advisor and complies in all material respects with the applicable provision of the Acts, the Advisers Act and the applicable Rules and Regulations. Each of the Advisor Agreements is a valid and binding agreement of the Advisor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by equitable principles of general applicability;

             (iv) the execution and delivery by the Advisor of, and the performance by the Advisor of its obligations under, the Advisor Agreements and the Underwriting Agreement will not contravene any provision of applicable law, the certificate of limited partnership, the limited partnership agreement of the Advisor or, to our knowledge, any agreement or other instrument to which the Advisor is a party or by which it or any of its properties may be bound or, to our knowledge, any judgment, order decree of any U.S. federal or state governmental body, agency or court having jurisdiction over the Advisor; and no consent, approval, authorization, order or permit of, or qualification with, any U.S. federal or state governmental body or agency, self-regulatory organization or court or other tribunal, is required for the performance by the Advisor of its obligations under the Advisor Agreements and the Underwriting Agreement, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations, and such as may be required by the securities or Blue Sky laws of the various states and foreign jurisdictions in connection with the offer and sale of the Shares (as to which we express no opinion); and

             (v) after due inquiry of the Advisor, we do not know of any legal or governmental proceedings pending or threatened to which the Advisor is a party or to which any of the properties of the Advisor is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; or statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

      We express no opinions with respect to any laws other than the internal laws of the State of Illinois, the internal laws of the State of New York and the federal laws of the United States.

      The opinions expressed herein are based on facts in existence or assumed and laws in effect only as of the date of this opinion letter. We do not assume responsibility for updating this opinion letter as of any subsequent date, and assume no responsibility for advising you of (i) any changes with respect to any matters described in this opinion letter or (ii) the discovery subsequent to the date of this opinion letter of factual information not previously known to us pertaining to the events occurring prior to the date of this opinion letter. Our opinion is limited to the matters expressly stated herein, and no opinion is implied or may be inferred beyond such matters.

      This opinion is provided to you at the request of the Advisor in connection with its entering into the Underwriting Agreement and Advisor Agreements and may be relied upon by you in connection with the Underwriting Agreement, the Advisor Agreements and the transactions described therein. This opinion is solely for the benefit of the Underwriters in connection with the transactions contemplated by the Underwriting Agreement. Without our express written consent, this opinion may not otherwise be relied upon or used for any other purpose or furnished to any other person, except that Weil, Gotshal & Manges LLP, counsel to the Underwriters, is authorized to rely on this opinion as to all matters of Illinois law expressed herein in rendering the opinions pursuant to Section 6(f) of the Underwriting Agreement. This opinion is not to be referred to or quoted in any document, report or financial statement, or filed with, or delivered to, any governmental agency or other person or entity, except such disclosure as may be required by law, without our prior written consent in each instance.

Respectfully submitted,




CHAPMAN AND CUTLER LLP

                                   EXHIBIT A

Cynthia Baker
Paul Carman
Robert Criswell
Walter Draney
John Ekblad
Daniel Fallon
Eric Fess
Felice Foundos
Brian Free
Ronald Hacker
Emily Henkel
William Hermann
Helen Kim
Roy Kim
Jonathan Koff
Margo Rocklin
Suzanne Russell
Jane Shissler
William Tueting
Morrison Warren
Larry White

                                                                  EXHIBIT D

                               November 30, 2012

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
As representatives of the several Underwriters named in Schedule I to the Underwriting Agreement referred to below

And the several other Underwriters listed on Schedule I to the Underwriting
   Agreement

c/o Morgan Stanley & Co. LLC
     1585 Broadway
     New York, New York 10036

     Citigroup Global Markets Inc.
     388 Greenwich Street
     New York, New York 10013


Re: Energy Income Partners, LLC

Dear Ladies and Gentlemen:

We have acted as counsel for Energy Income Partners, LLC, a Delaware limited liability company (the "Sub-Advisor"), in connection with the transactions contemplated by the Underwriting Agreement dated November 27, 2012, by and among
(i) First Trust MLP and Energy Income Fund (the "Fund"), (ii) First Trust Advisors L.P. (the "Advisor"), (iii) the Sub-Advisor, and (iv) Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of each of the other Underwriters named in Schedule I to the Underwriting Agreement referred to above (collectively, the "Underwriters"), relating to the issuance and sale by the Fund of the Fund's common shares of beneficial interest (the "Underwriting Agreement"). All capitalized terms used herein, which are not defined herein shall have the same meanings assigned to them in the Underwriting Agreement. We are providing this opinion to you in our capacity as counsel to the Sub-Advisor pursuant to Section 6(e) of the Underwriting Agreement.

We are familiar with the Sub-Advisor's Certificate of Formation, as amended; its Limited Liability Company Agreement, as amended and restated; the Investment Sub-Advisory Agreement, among the Fund, the Advisor and the Sub-Advisor dated [ ], 2012 (the "Sub-Advisory Agreement"); the Structuring Fee Agreement and Syndication Fee Agreement each by and among the Advisor, the Sub-Advisor and Morgan Stanley & Co. LLC dated November 27, 2012 (together the "Morgan Stanley Fee Agreement"); the Structuring Fee Agreement by and among the Advisor, the Sub-Advisor and Citigroup Global Markets Inc. dated November 27, 2012 (the "Citigroup Fee Agreement"); the Structuring Fee Agreement by and among the Advisor, the Sub-Advisor and RBC Capital Markets, LLC dated November 27, 2012 (the "RBC Fee Agreement"); the Structuring Fee Agreement by and among the Advisor, the Sub-Advisor and Oppenheimer & Co. Inc. dated November 27, 2012 (the "Oppenheimer Fee Agreement"); the Structuring Fee Agreement among the Advisor, the Sub-Advisor and Comerica Securities, Inc. dated November 27, 2012 (the "Comerica Fee Agreement") (the Morgan Stanley Fee Agreement, the Citigroup Fee Agreement, the RBC Fee Agreement, the Oppenheimer Fee Agreement and the Comerica Fee Agreement are referred to herein, collectively, as the "Fee Agreements") (the Fee Agreements, the Sub-Advisory Agreement and the Underwriting Agreement are referred to herein, collectively as the "Sub-Advisor Agreements"); and the Sub-Advisor's Uniform Application for Investment Advisor Registration, filed on Form ADV. We have examined (1) the Registration Statement with respect to the sale of up to [ ] of the Fund's common shares of beneficial interest, par value $0.01 per share, and the related Registration Statement filed by the Fund on [ ], 2012 pursuant to Rule 462(b) of the rules and regulations of the Securities and Exchange Commission under the Securities Act, (2) the Time of Sale Prospectus and Prospectus, (3) the Underwriting Agreement, (4) the resolutions adopted by the Sub-Advisor and (5) such other governmental and corporate certificates and records as we deemed necessary to give this opinion, including written representations made by the Sub-Advisor and by officers and other representatives or agents of the Sub-Advisor.

The opinions set forth below are qualified as stated therein and are qualified further by the following:

      (a) We have assumed, without independent investigation, the genuineness of all signatures (other than as to the Sub-Advisor), the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as certified, telecopied, photostatic or reproduced copies, and the accuracy and completeness of all records made available to us.

      (b) We have assumed, without independent investigation, that (except with respect to the Sub-Advisor) (i) the Underwriting Agreement and the Sub-Advisory Agreement have been duly authorized, executed and delivered by the parties thereto, (ii) such parties had the corporate, trust, limited liability company or partnership power to enter into and perform all obligations thereunder and
(iii) the Underwriting Agreement and the Sub-Advisory Agreement are their legal, valid and binding obligation(s) and that they are in compliance with all applicable laws, rules and regulations governing the conduct of their respective businesses and this transaction.

      (c) We have assumed, without independent investigation, that (i) the Underwriting Agreement and the Sub-Advisory Agreement will be enforced (other than as to the Sub-Advisor), and (ii) the parties (other than the Sub-Advisor) to the Underwriting Agreement and the Sub-Advisory Agreement, are not subject to any statute, rule or regulation or any impediment that requires them to obtain the consent, or to make any declaration or filing with any governmental authority in connection with the transactions contemplated by the Underwriting Agreement and the Sub-Advisory Agreement.

      (d) Requirements in the Underwriting Agreement and the Sub-Advisory Agreement specifying that provisions thereof may only be waived in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such documents.

      (e) In rendering our opinion in paragraph (i) below related to the Sub-Advisor's valid existence and good standing, we have relied upon certificates of good standing issued as of a recent date by the Secretary of State of the State of Delaware and the Secretary of State of the State of Connecticut, which we have assumed to be accurate as of the date hereof. We have not requested nor reviewed certificates of good standing from any other states.

      (f) Our opinions in paragraph (iii) and (iv) below with respect to the Fee Agreements are limited to the provisions of such agreements providing for the payment of the fees pursuant to such Agreements. We have not considered and express no opinion as to any Rule or Regulation (including any rule or regulation of a self-regulatory organization) that may limit your ability to accept payment of such a fee.

      (g) Whenever our opinion, with respect to the existence or absence of facts, is qualified by the phrase "to our knowledge" or a phrase of similar import, it indicates that during the course of our representation of the Sub-Advisor in connection with the subject transaction, no information has come to the attention of our attorneys who have worked on the subject transaction and our attorneys who have principal responsibility for representing the Sub-Advisor on other matters in areas relevant to the opinions being rendered, which would give us current actual knowledge of the existence or absence of such facts. Without limiting the generality of the foregoing, it is expressly understood that no opinion is expressed with regard to: (a) the financial ability of the Sub-Advisor to meet its obligations under the Underwriting Agreement or the Sub-Advisory Agreement; (b) the truthfulness or accuracy of any applications, reports, plans, documents or financial statements furnished to the Underwriters by (or on behalf of) the Sub-Advisor in connection with the Underwriting Agreement, the Registration Statement, the Prospectus or the Time of Sale Prospectus; or (c) the truthfulness or accuracy of any representations or warranties made by the Sub-Advisor in the Underwriting Agreement, the Registration Statement, the Prospectus, the Time of Sale Prospectus or other documents described herein, which are not the subject of any of the opinions stated herein. Except to the extent expressly set forth herein, we have not undertaken, for purposes of this opinion, any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from the fact of our representation of the Sub-Advisor on any other matter. Moreover, we have not searched the dockets of any court, administrative body, agency or other filing office in any jurisdiction.

      (h) We have not obtained special written rulings of the Commission, state securities commissions or other administrative bodies or officials charged with the administration of such statutes, regulations and rulings and we have not obtained and do not rely on opinions of other counsel.

Based on, and subject to the foregoing, the assumptions, limitations and qualifications stated herein and such examination of law as we have deemed appropriate, we are of the opinion that:

      i. The Sub-Advisor has been duly organized, is validly existing as a limited liability company, is in good standing under the laws of the State of Delaware, has the power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a material adverse effect on the performance of the Sub-Advisor under the Underwriting Agreement or the consummation of any of the transactions contemplated thereby or a material adverse effect on the condition (financial or otherwise), prospects, earnings, business, properties or operations of the Sub-Advisor whether or not arising from transactions in the ordinary course of business.

      ii. The Sub-Advisor is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as the sub-advisor under the Sub-Advisory Agreement and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the best of such counsel's knowledge, threatened by the Commission.

      iii. Each of the Sub-Advisor Agreements has been duly authorized, executed and delivered by the Sub-Advisor and complies in all material respects with all applicable provisions of the Acts, the Advisers Act and the applicable rules and regulations thereunder. Each Sub-Advisor Agreement other than the Underwriting Agreement is a valid and binding agreement of the Sub-Advisor and, assuming due authorization, execution and delivery by the parties thereto other than the Sub-Advisor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by equitable principles of general applicability, and subject to the qualification that the right to indemnity and contribution thereunder may be limited by federal or state laws or principles of public policy;

      iv. The execution and delivery by the Sub-Advisor of, and the performance by the Sub-Advisor of its obligations under, the Sub-Advisor Agreements will not contravene any provision of applicable law or the certificate of formation, or the limited liability company agreement of the Sub-Advisor or, to the best of our knowledge, any agreement or other instrument, known to us, binding upon the Sub-Advisor that is material to the Sub-Advisor, or, to the best of our knowledge, any judgment, order or decree of any U.S. federal or state governmental body, agency or court having jurisdiction over the Sub-Advisor, and no consent, approval, authorization, order or permit of, or qualification with, any U.S. federal or state governmental body or agency, self-regulatory organization or court or other tribunal, is required for the performance by the Sub-Advisor of its obligations under the Sub-Advisor Agreements, except such as have been obtained as required by the Acts, the Advisers Act, the Exchange Act or the applicable Rules and Regulations thereunder;

      v. After due inquiry, we do not know of any legal or governmental proceedings pending or threatened to which the Sub-Advisor is a party or to which any of the properties of the Sub-Advisor is subject that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus and are not so described; or statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

In addition, we have participated in discussions with representatives of the Sub-Advisor where the contents of the Registration Statement, the Time of Sale Prospectus and the Prospectus, so far as they relate to the Sub-Advisor, were discussed and we have reviewed certain records and documents of the Sub-Advisor. We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information and statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus. Based solely on the discussions described above, however, nothing has come to our attention that would lead us to believe that solely with respect to the description of the Sub-Advisor, the Registration Statement (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement) at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Time of Sale Prospectus or the Prospectus (except for financial statements and schedules and other financial or accounting data included therein, as to which we need make no statement), as of the Applicable Time with respect to the Time of Sale Prospectus, and at the time filed pursuant to Rule 497 of the Securities Act and on the date hereof, with respect to the Prospectus included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

We are members of the Bar of the State of New York and, accordingly, we express no opinion herein as to any matters governed by any laws other than the laws of the State of New York, the laws of the State of Delaware (to the limited extent set forth herein) and the federal securities laws of the United States.

The opinions and other statements expressed herein are limited to the matters specifically set forth herein and no other opinion shall be inferred beyond the matters expressed stated. We assume no obligation to supplement these opinions if any applicable law changes after the date hereof or if we become aware of any facts that might change the opinions expressed herein after the date hereof or for any other reason.

The opinion letter is rendered solely to you, and for your benefit in connection with the matters described above; accordingly, neither this opinion nor any part hereof may be copied or relied upon by, or be quoted or delivered to, any other person or entity (including, without limitation, any person or entity who acquires the shares from you), or used for any other purpose, in each instance without our prior written consent.

Very truly yours,




Dechert LLP

                                   [FORM OF]

                             OPTION EXERCISE NOTICE

                                                          [OPTION EXERCISE DATE]

First Trust MLP and Energy Income Fund
First Trust Advisors L.P.
Energy Income Partners, LLC
[Address]


Ladies and Gentlemen:

      We refer to the Underwriting Agreement dated November 27, 2012 (the "Underwriting Agreement") among Fund, the Advisor, the Sub-Advisor and Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several Underwriters listed in Schedule I thereto; capitalized terms being used herein as therein defined. We hereby exercise an option to purchase [NUMBER OF SHARES AS TO WHICH OPTION IS BEING EXERCISED] Additional Shares, on the basis of the representations and warranties contained in the Underwriting Agreement, and subject to its terms and conditions. Such Additional Shares will be purchased on [OPTION CLOSING DATE] (which shall be an Option Closing Date) at the offices of Weil, Gotshal & Manges LLP, New York, New York, at 10:00 A.M. (New York City time). [This option exercise is without prejudice to the Underwriters' right under the Underwriting Agreement to exercise one or more options covering some or all of the remaining Additional Shares.]

                                           Very truly yours,
                                           Morgan Stanley & Co. LLC,
                                               as representative of the several
                                               underwriters listed in Schedule I
                                               to the Underwriting Agreement

                                           Morgan Stanley & Co. LLC


                                           By:
                                                   Name:
                                                   Title: